TIAA Separate Account VA-1	Supplement

TIAA SEPARATE ACCOUNT VA-1

SUPPLEMENT NO. 1
dated July 24, 2026 to the Statement of Additional Information (“SAI”) dated May 1, 2026

The Contractowners of the TIAA Separate Account VA-1 (“the separate account”) were asked to elect nominees to the separate account’s Management Committee (the “Management Committee”) at a meeting held on July 21, 2026. On that date, all nine nominees were successfully elected to the Management Committee and were seated on the Management Committee effective July 21, 2026, including seven current Managers and two new Managers, Steven E. Medina and Thomas M. Rampulla.

Therefore, effective immediately, the total number of Managers as set forth in the first sentence of the first paragraph currently appearing under the sub-section entitled “Management Committee leadership structure and related matters” of the sub-section entitled “The Management Committee” of the section entitled “Management of the separate account” on page 17 of the SAI is hereby increased from seven to nine.

Effective immediately, the following entries for Steven E. Medina and Thomas M. Rampulla, are hereby added in the “Independent Managers” chart currently appearing under the section entitled “Management of the separate account” beginning on page 21 of the SAI:

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Manager	Other directorships and positions held by Manager
Steven E. Medina c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1972	Manager	Indefinite term. Manager since 2026.	Senior Managing Director, Chief Investment Officer, Global Equities, (2018-2025), Manulife Investment Management. Mr. Medina has particular experience in domestic and global asset management, including oversight of investment teams, portfolio management, and product development across mutual funds, retirement, and annuity products.	9
Thomas M. Rampulla c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1965	Manager	Indefinite term. Manager since 2026.	Managing Director, Head of U.S. Financial Intermediaries Business (2015-2023), Vanguard. Mr. Rampulla has significant experience in wealth management, business operations, asset management, and product development.	9	Trustee, Drexel University.

Steven E. Medina and Thomas M. Rampulla will serve as members of the Audit and Compliance, Finance, Investment, Nominating and Governance and Products Committees.

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